UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34420	20-2055624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave, Suite 1500

Miami, FL 33131

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The Amended and Restated Business Combination Agreement

On May 5, 2015, Globe Specialty Metals, Inc., a Delaware corporation (the “Company”), Grupo Villar Mir, S.A.U., a public limited company (sociedad anónima) incorporated under the laws of Spain (“Grupo VM”), Grupo FerroAtlántica, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima and a wholly owned subsidiary of Grupo VM (“FA”), VeloNewco Limited PLC, a private UK holding company and a wholly owned subsidiary of Grupo VM (“VeloNewco”), and Gordon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of VeloNewco (“Merger Sub”), entered into an Amended and Restated Business Combination Agreement (the “Amended and Restated BCA”). The Amended and Restated BCA amends and restates the Business Combination Agreement, dated as of February 23, 2015 (the “Original BCA”), among the Company, Grupo VM, FA, VeloNewco and Merger Sub.

The Amended and Restated BCA reflects technical amendments to the Original BCA, including to, among other things, (i) clarify the UK corporate law actions required to convert VeloNewco to a public limited company, (ii) clarify certain exceptions to the standstill provisions in the Grupo VM Shareholder Agreement and (iii) clarify the board approvals required under the VeloNewco Articles of Association if the VeloNewco board of directors sought to establish a trust into which to transfer VeloNewco’s interest in the R&W Insurance Policy (as defined in the Amended and Restated BCA).

The representations and warranties included in the Amended and Restated BCA were made by the parties to the Amended and Restated BCA for their respective contractual benefit. These representations and warranties are made as of specific dates, only for purposes of the Amended and Restated BCA and for the benefit of the parties thereto. These representations and warranties are subject to important exceptions and limitations agreed upon by the parties, including being qualified by confidential disclosures, made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts, and were made subject to a contractual standard of materiality that may differ from the standard generally applicable under federal securities laws. The Amended and Restated BCA is filed with this report only to provide investors with information regarding its terms and conditions, and not to provide any other factual information regarding the Company or its business. Information concerning the subject matter of the representations and warranties may have changed, and may continue to change, since the date of the Amended and Restated BCA, and such subsequent information may or may not be fully reflected in the Company’s public reports. Investors should not rely on the representations and warranties contained in the Amended and Restated BCA or any description thereof as characterizations of the actual state of facts or condition of the Company, its subsidiaries or affiliates. The information in the Amended and Restated BCA should be considered together with the Company’s public reports filed with the Securities and Exchange Commission.

The Amended and Restated BCA is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amended and Restated Business Combination Agreement, dated as of May 5, 2015, by and among the Company, Grupo VM, FA, VeloNewco and Merger Sub

FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed transaction among the Company, Grupo VM, FA and VeloNewco, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding the Company’s, Grupo VM’s, FA’s and VeloNewco’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “could,” “may,” “would,” “should,”

“intend,” “plan,” “potential,” “predict(s),” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the Company, Grupo VM, FA and VeloNewco’s ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the Company, Grupo VM, FA and VeloNewco’s ability to meet expectations regarding the timing, completion and other aspects of the transaction; the possibility that the parties may be unable to successfully integrate the Company’s and FA’s operations; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees may be difficult; the intense competition and expected increased competition in the future; the ability to adapt services to changes in technology or the marketplace; the ability to maintain and grow relationships with customers and clients; the historic cyclicality of the metals industry and the attendant swings in market price and demand; increases in energy costs and the effect on costs of production; disruptions in the supply of power; availability of raw materials or transportation; cost of raw material inputs and the ability to pass along those costs to customers; costs associated with labor disputes and stoppages; the ability to generate sufficient cash to service indebtedness; integration and development of prior and future acquisitions; VeloNewco’s ability to effectively implement strategic initiatives and actions taken to increase sales growth; VeloNewco’s ability to compete successfully; availability and cost of maintaining adequate levels of insurance; the ability to protect trade secrets or maintain their trademarks and other intellectual property; equipment failures, delays in deliveries or catastrophic loss at any of the Company’s, FA’s or VeloNewco’s manufacturing facilities; changes in laws protecting U.S. and Canadian companies from unfair foreign competition or the measures currently in place or expected to be imposed under those laws; compliance with, potential liability under, and risks related to environmental, health and safety laws and regulations (and changes in such laws and regulations, including their enforcement or interpretation); risks from international operations, such as foreign exchange, tariff, tax, inflation, increased costs, political risks and their ability to expand in certain international markets; risks associated with the metals manufacturing and smelting activity; ability to manage price and operational risks including industrial accidents and natural disasters; ability to acquire or renew permits and approvals; potential loss due to immediate cancellations of service contracts; risks associated with potential unionization of employees or work stoppages that could adversely affect the parties’ operations; changes in general economic, business and political conditions, including changes in the financial markets; and exchange rate fluctuation. Additional information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof and the Company, FA or VeloNewco undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction among the Company, Grupo VM, FA and VeloNewco. In connection with the proposed transaction, the Company and VeloNewco intend to file relevant materials with the SEC, including VeloNewco’s registration statement on Form F-4 that will constitute a prospectus of VeloNewco and will include a proxy statement of the Company. On May 6, 2015, VeloNewco filed with the SEC a preliminary proxy statement/prospectus on Form F-4 in connection with the proposed transaction. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Investors and security holders are urged to read the definitive proxy statement/prospectus when it becomes available, together with all other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website, http://www.sec.gov, or for free from the Company by contacting the Corporate Secretary, Globe Specialty Metals, 600 Brickell Avenue, Suite 1500, Miami, FL 33131, telephone: 786-509-6900 (for documents filed with the SEC by the Company) and from Grupo VM by contacting Investor Relations, Torre Espacio, Paseo de la Castellana, 259 D 49a, 28046 Madrid, Spain, +34 91 556 7347 (for documents filed with the SEC by FA or VeloNewco).

PARTICIPANTS IN SOLICITATION

The Company, Grupo VM, FA and VeloNewco and their directors and executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock with respect to the proposed transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on October 27, 2014. To the extent holdings of the Company’s securities have changed since the amounts contained in the proxy statement for the Company’s 2014 Annual Meeting of Stockholders,

such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the acquisition (once available). These documents (when available) may be obtained free of charge from the SEC’s website http://www.sec.gov, or from the Company and Grupo VM using the contact information above.

NON-SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Date: May 6, 2015	By:	/s/ Stephen Lebowitz Name: Stephen Lebowitz Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Business Combination Agreement, dated as of May 5, 2015, by and among the Company, Grupo VM, FA, VeloNewco and Merger Sub